                                                                    Exhibit 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration
Statement on Form S-8 (No. 333--116214) of Global Signal Inc. of our report dated April 15, 2005, relating to the financial statement of SunCom Acquisition, which appears in the Current Report on Form 8-K of Global Signal Inc. dated June
6, 2005.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
June 6, 2005